UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 15, 2008

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

397 EAGLEVIEW BOULEVARD, EXTON, PENNSYLVANIA	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

On July 15, 2008, ViroPharma Incorporated (the “Company”) and Lev Pharmaceuticals, Inc. ( “Lev”) announced they had signed an Agreement and Plan of Merger, dated as of July 15, 2008 (the “Merger Agreement”), and related transaction agreements. The Merger Agreement has been approved by the Boards of Directors of the Company and Lev and is subject to customary closing conditions, including regulatory and Lev stockholder approvals.

Additionally, the Company agreed to make a $20 million investment in Lev, at signing, by purchasing 9,661,836 shares of Lev common stock at a 10 percent premium to the five day average closing price of Lev’s shares for the period ending Friday, July 11, 2008, sold pursuant to Lev’s effective registration statement on Form S-3.

A copy of a press release issued by the Company announcing the merger is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On July 15, 2008, the Company and Lev intend to hold a presentation for analysts, investors and others regarding the proposed merger (the “Meeting”), which will be accessible via the Internet and by conference call. At the Meeting, the Company and Lev will discuss certain financial and other information relating to the merger, and intend to hold a live question and answer session following such discussion. Information regarding the Meeting is included in the press release. The presentation materials are included as Exhibit 99.2 to this report and are incorporated by reference herein.

Additional Information About this Transaction

In connection with the proposed merger, the Company will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Lev that also constitutes a prospectus of the Company. Lev will mail the proxy statement/prospectus to its stockholders. The Company and Lev urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from the Company’s website (www.viropharma.com) under the tab “Investors” and then under the item “SEC Filings”. You may also obtain these documents, free of charge, from Lev’s website (www.levpharma.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”

Proxy Solicitation

The Company, Lev and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Lev stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Lev stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the Company’s executive officers and directors in its definitive proxy statement filed with the SEC on April 11, 2008. You can find information about Lev’s executive officers and directors in definitive proxy statement filed with the SEC on April 16, 2008. You can obtain free copies of these documents from the Company and Lev using the contact information provided in the press release.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)	Exhibit No.	Description
	99.1	Press release dated July 15, 2008.

	99.2	Investor presentation dated July 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: July 15, 2008	By:	/s/ J. Peter Wolf
J. Peter Wolf
Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit Number	Description
99.1	Press release dated July 15, 2008.

99.2	Investor presentation dated July 15, 2008.